Exhibit 99.13(i)

AMENDMENT TO

PRICING AND BOOKKEEPING OVERSIGHT AND SERVICES AGREEMENT

THIS AMENDMENT TO PRICING AND BOOKKEEPING OVERSIGHT AND SERVICES AGREEMENT, dated June 29, 2007 (this “Amendment”), amends the Pricing and Bookkeeping and Oversight and Services dated December 15, 2006, (the “Agreement”), by and among each of the registered investment companies, or series thereof, as applicable, listed on Schedule A thereto, including the Massachusetts business trusts listed on Exhibit A hereto (each a “Colonial Fund” and, together, the “Colonial Funds”) and Columbia Management Advisors, LLC (“CMA”). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Agreement.

WHEREAS, each Colonial Fund has entered into the Agreement, which retains CMA to provide certain pricing and bookkeeping oversight and services to the Colonial Funds;

WHEREAS, the Board of Trustees of Colonial Insured Municipal Fund (“CIMF”) has taken action to effect the liquidation, dissolution and winding up of the affairs of CIMF, a Fund listed on Exhibit A hereto, on May 25, 2007 (the “Liquidation”);

WHEREAS, CMA, the investment adviser to the remaining Funds has entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Massachusetts Financial Services Company, Inc. (“MFS”) pursuant to which CMA will sell its business of managing the Colonial Funds listed on Exhibit A (other than CIMF) to MFS (the “Transaction”);

WHEREAS, upon consummation of the Transaction, the Colonial Funds’ investment advisory agreements with CMA will terminate, and the Colonial Funds will enter into new investment advisory agreements with MFS pursuant to which MFS will serve as the Colonial Funds’ investment adviser; and

WHEREAS, the parties hereto desire to amend certain provisions of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the promises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1. AMENDMENT. Pursuant to Section 9 of the Agreement, the Agreement shall be amended as follows:

1.1. Amended Schedule A (CIMF) and Effectiveness. Effective on the Liquidation, Schedule A to the Agreement is hereby amended by deleting CIMF therefrom.

1.2. Amended Schedule A (Colonial Funds) and Effectiveness. Schedule A to the Agreement is hereby amended by deleting therefrom the Colonial Funds (other than CIMF). Schedule A attached hereto shall supersede any previous Schedule A to the Agreement. The amendment to the Agreement set forth in this Section 1.2 shall become effective as of the date hereof.

1.3. Continuing Effectiveness. The amendments to the Agreement set forth in this Section 1 shall be deemed to be amendments to the Agreement, and the Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

SECTION 2. MISCELLANEOUS.

2.1. Execution in Counterparts. This Amendment may be executed by the parties hereto in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

COLONIAL HIGH INCOME MUNICIPAL TRUST
COLONIAL MUNICIPAL INCOME TRUST
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
COLONIAL INTERMARKET INCOME TRUST I
COLONIAL INTERMEDIATE HIGH INCOME FUND
COLONIAL INSURED MUNICIPAL FUND
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
BANC OF AMERICA FUNDS TRUST
COLUMBIA FUNDS SERIES TRUST I
COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS VARIABLE INSURANCE TRUST
COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
COLUMBIA FUNDS MASTER INVESTMENT TRUST, LLC
COLUMBIA FUNDS INSTITUTIONAL TRUST
For each above party,

By:
	Name:	J. Kevin Connaughton
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

COLUMBIA MANAGEMENT ADVISORS, LLC

By:
	Name:	Christopher L. Wilson
	Title:	Managing Director

EXHIBIT A

COLONIAL HIGH INCOME MUNICIPAL TRUST

COLONIAL MUNICIPAL INCOME TRUST

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

COLONIAL INTERMARKET INCOME TRUST I

COLONIAL INTERMEDIATE HIGH INCOME FUND

COLONIAL INSURED MUNICIPAL FUND

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

SCHEDULE A

Trusts and Funds

As of June 29, 2007

Fund Name	Trust Name
Schedule A1[1] (Fund pays expenses)
Banc of America Retirement 2005 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2010 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2015 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2020 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2025 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2030 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2035 Portfolio	Banc of America Funds Trust
Banc of America Retirement 2040 Portfolio	Banc of America Funds Trust
Columbia Asset Allocation Fund	Columbia Funds Series Trust I
Columbia Asset Allocation Fund II	Columbia Funds Series Trust
Columbia Asset Allocation Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Balanced Fund	Columbia Funds Series Trust I
Columbia California Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia California Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia California Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia Cash Reserves	Columbia Funds Series Trust
Columbia Common Stock Fund	Columbia Funds Series Trust I
Columbia Connecticut Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Connecticut Municipal Reserves	Columbia Funds Series Trust
Columbia Connecticut Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Conservative High Yield Fund	Columbia Funds Series Trust I
Columbia Convertible Securities Fund	Columbia Funds Series Trust
Columbia Core Bond Fund	Columbia Funds Series Trust I
Columbia Disciplined Value Fund	Columbia Funds Series Trust I
Columbia Dividend Income Fund	Columbia Funds Series Trust I
Columbia Federal Securities Fund	Columbia Funds Series Trust I
Columbia Federal Securities Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Georgia Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Global Value Fund	Columbia Funds Series Trust
Columbia Government Plus Reserves	Columbia Funds Series Trust
Columbia Government Reserves	Columbia Funds Series Trust
Columbia Greater China Fund	Columbia Funds Series Trust I
Columbia High Income Fund	Columbia Funds Series Trust
Columbia High Income Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia High Yield Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia High Yield Municipal Fund	Columbia Funds Series Trust I
Columbia High Yield Opportunity Fund	Columbia Funds Series Trust I
Columbia Income Fund	Columbia Funds Series Trust I
Columbia Intermediate Bond Fund	Columbia Funds Series Trust I
Columbia Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia International Fund, VS	Columbia Funds Variable Insurance Trust
Columbia International Stock Fund	Columbia Funds Series Trust I
Columbia International Value Fund	Columbia Funds Series Trust
Columbia International Value Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Large Cap Core Fund	Columbia Funds Series Trust

Fund Name	Trust Name
Columbia Large Cap Core Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Large Cap Enhanced Core Fund	Columbia Funds Series Trust
Columbia Large Cap Growth Fund	Columbia Funds Series Trust I
Columbia Large Cap Growth Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Large Cap Value Fund	Columbia Funds Series Trust
Columbia Large Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Liberty Fund	Columbia Funds Series Trust I
Columbia Marsico 21st Century Fund	Columbia Funds Series Trust
Columbia Marsico 21st Century Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Fund	Columbia Funds Series Trust
Columbia Marsico Focused Equities Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico Focused Equities Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Marsico Growth Fund	Columbia Funds Series Trust
Columbia Marsico Growth Master Portfolio	Columbia Funds Master Investment Trust, LLC
Columbia Marsico Growth Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Marsico International Opportunities Fund	Columbia Funds Series Trust
Columbia Marsico International Opportunities Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Mid Cap Growth Fund, VS	Columbia Funds Variable Insurance Trust I
Columbia Maryland Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Massachusetts Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Massachusetts Municipal Reserves	Columbia Funds Series Trust
Columbia Massachusetts Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Masters Global Equity Portfolio	Columbia Funds Series Trust
Columbia Masters Heritage Portfolio	Columbia Funds Series Trust
Columbia Masters International Equity Portfolio	Columbia Funds Series Trust
Columbia Mid Cap Growth Fund	Columbia Funds Series Trust I
Columbia Mid Cap Index Fund	Columbia Funds Series Trust
Columbia Mid Cap Value Fund	Columbia Funds Series Trust
Columbia Mid Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Money Market Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Money Market Reserves	Columbia Funds Series Trust
Columbia Multi-Advisor International Equity Fund	Columbia Funds Series Trust
Columbia Municipal Reserves	Columbia Funds Series Trust
Columbia New Jersey Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia New York Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia New York Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia New York Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia North Carolina Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Oregon Intermediate Municipal Bond Fund	Columbia Funds Series Trust I
Columbia Prime Reserves	Columbia Funds Series Trust
Columbia Real Estate Equity Fund	Columbia Funds Series Trust I
Columbia Rhode Island Intermediate Municipal Bond	Columbia Funds Series Trust I
Columbia S&P 500 Index Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Short-Term Bond Fund	Columbia Funds Series Trust
Columbia Short-Term Municipal Bond Fund	Columbia Funds Series Trust
Columbia Small Cap Core Fund	Columbia Funds Series Trust I
Columbia Small Cap Growth Fund I	Columbia Funds Series Trust I
Columbia Small Cap Growth Fund II	Columbia Funds Series Trust
Columbia Small Cap Growth Master Portfolio II	Columbia Funds Master Investment Trust, LLC

Fund Name	Trust Name
Columbia Small Cap Value Fund I	Columbia Funds Series Trust I
Columbia Small Cap Value Fund II	Columbia Funds Series Trust
Columbia Small Cap Value Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Small Company Growth Fund, VS	Columbia Funds Variable Insurance Trust
Columbia South Carolina Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia Strategic Income Fund	Columbia Funds Series Trust I
Columbia Strategic Income Fund, VS	Columbia Funds Variable Insurance Trust
Columbia Strategic Investor Fund	Columbia Funds Series Trust I
Columbia Tax-Exempt Fund	Columbia Funds Series Trust I
Columbia Tax-Exempt Reserves	Columbia Funds Series Trust
Columbia Technology Fund	Columbia Funds Series Trust I
Columbia Total Return Bond Fund	Columbia Funds Series Trust
Columbia Treasury Reserves	Columbia Funds Series Trust
Columbia Virginia Intermediate Municipal Bond Fund	Columbia Funds Series Trust
Columbia World Equity Fund	Columbia Funds Series Trust I
CMG Strategic Equity Fund	Columbia Funds Institutional Trust
Columbia LifeGoal Income Portfolio	Columbia Funds Series Trust

The below note is for informational purposes only and does not represent an understanding between the parties pursuant to this agreement.

1.	For funds listed in this Schedule A1 that are series of Columbia Funds Series Trust (except Columbia Masters Global Equity Portfolio, Columbia Masters Heritage Portfolio and Columbia Masters International Equity Portfolio), Columbia Funds Master Investment Trust, LLC and Columbia Funds Variable Insurance Trust I: Refer to Schedule B of the administration agreements that provides that the respective Trust will pay the Administrator an administration fee equal to a specified annual rate of a Fund’s daily assets less, as may be applicable, the amount paid by the Fund to the Administrator pursuant to this Pricing and Bookkeeping Oversight and Services Agreement during the period, including amounts paid to the Administrator as reimbursement for the Administrator’s direct internal costs incurred in connection with providing Fund accounting oversight and monitoring, budgeting and approving Fund expenses, but excluding amounts paid to the Administrator as reimbursement for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred in the performance under this Pricing and Bookkeeping Oversight and Services Agreement.

Schedule A2 – Unified Fee Funds[2] (CMA pays Fund expenses.)
Corporate Bond Portfolio	Columbia Funds Series Trust
Mortgage and Asset Backed Portfolio	Columbia Funds Series Trust
CMG Core Bond Fund	Columbia Funds Institutional Trust
CMG Enhanced S&P 500 Index Fund	Columbia Funds Institutional Trust
CMG High Yield Fund	Columbia Funds Institutional Trust
CMG International Stock Fund	Columbia Funds Institutional Trust
CMG Large Cap Growth Fund	Columbia Funds Institutional Trust
CMG Large Cap Value Fund	Columbia Funds Institutional Trust
CMG Mid Cap Growth Fund	Columbia Funds Institutional Trust
CMG Mid Cap Value Fund	Columbia Funds Institutional Trust
CMG Short Term Bond Fund	Columbia Funds Institutional Trust
CMG Small Cap Value Fund	Columbia Funds Institutional Trust
CMG Small/Mid Cap Fund	Columbia Funds Institutional Trust
CMG Small Cap Growth Fund	Columbia Funds Institutional Trust
CMG Ultra Short Term Bond Fund	Columbia Funds Institutional Trust

Fund Name	Trust Name
Columbia Large Cap Index Fund	Columbia Funds Series Trust
Columbia LifeGoal Balanced Growth Portfolio	Columbia Funds Series Trust
Columbia LifeGoal Growth Portfolio	Columbia Funds Series Trust
Columbia LifeGoal Income and Growth Portfolio	Columbia Funds Series Trust
Columbia Small Cap Index Fund	Columbia Funds Series Trust
Columbia U.S. Treasury Index Fund	Columbia Funds Series Trust I

The below note is for informational purposes only and does not represent an understanding between the parties pursuant to this agreement.

2.	For the funds listed in this Schedule A2 (Unified Fee Funds) that are series of the Columbia Funds Institutional Trust, except CMG Small Cap Growth Fund: Under the advisory agreements with these Funds, the Advisor pays all operating costs and expenses of the Funds except disinterested trustee fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Funds.

For CMG Small Cap Growth Fund, a series of Columbia Funds Institutional Trust, listed in this Schedule A2 (Unified Fee Funds): Under the advisory agreement with this Fund, the Advisor pays all operating costs and expenses of the Fund to the extent such operating costs and expenses exceed an annual rate of 0.05% of the average daily net assets of the Fund except disinterested trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund. The Fund will bear all operating costs and expenses of the Fund, up to a maximum, in the aggregate, of 0.05% of the average daily net assets of the Fund except that the Fund will also bear disinterested trustees’ fees and expenses, including their legal counsel, auditing expenses, interest incurred on borrowing by a Fund, if any, portfolio transaction expenses, taxes and extraordinary expenses of the Fund.

For the Corporate Bond Portfolio, Mortgage and Asset Backed Portfolio, Columbia LifeGoal Balanced and Growth Portfolio, Columbia LifeGoal Growth Portfolio and Columbia LifeGoal Income and Growth Portfolio, all series of Columbia Funds Series Trust, that are listed in this Schedule A2 (Unified Fee Funds): Under the assumption agreements with these funds, the Advisor bears all fees and expenses of the Funds except taxes, brokerage fees and commissions, costs, including interest expenses, of borrowing money, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The expenses borne by the Advisor shall include, but not be limited to, custodian, transfer agent, legal and audit fees and costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the cost of preparing and printing prospectuses and statements of additional information distributed to Funds’ shareholders.

For Columbia Large Cap Index Fund and Columbia Small Cap Index Fund, series of Columbia Funds Series Trust, that are listed in this Schedule A2 (Unified Fee Funds): Under the administration agreement, the Administrator shall pay all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.

For Columbia U.S. Treasury Index Fund, a series of Columbia Funds Series Trust I, that is listed on Schedule A2 (Unified Fee Funds): Under the administration agreement, the Administrator shall pay all operating expenses of the Fund with the exception of brokerage fees and expenses, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of Administrator or its affiliates, and any extraordinary non-recurring expenses that may arise, including, but not limited to, litigation expenses.